Exhibit 99.1

Biostar Pharmaceuticals, Inc. to Host Fiscal Year 2010
First Quarter Earnings Conference Call on
Monday, May 17, 2010 at 9:30 a.m. ET

XIANYANG, China, May 12, 2010 (Xinhua-PRNewswire-FirstCall) – Biostar Pharmaceuticals, Inc. (NASDAQ GM: BSPM) (“Biostar” or “the Company”), a Xianyang-based manufacturer of a leading over-the-counter Hepatitis B medicine, Xin Aoxing Oleanolic Acid Capsules (“Xin Aoxing”), and a variety of pharmaceutical products, today announced that management will hold a conference call to discuss its 2010 first quarter performance at 9:30 a.m. ET on Monday, May 17, 2010. Financial results will be released on May 14, 2010 after the market closes.

Interested parties may access the call by dialing +1-877-941-4775 from within the United States, or +1-480-629-9763 if calling internationally. The conference ID is 4302147. It is advisable to dial in approximately 5-10 minutes prior to the start of the call.

A playback will be available through May 25, 2010. To listen, please call 800-406-7325 within the United States or +1 303-590-3030 when calling internationally. Utilize the pass code 4302147 for the replay.

This call is being web cast by ViaVid Broadcasting and can be accessed at ViaVid's website at http://www.viavid.net or at the following link: http://viavid.net/dce.aspx?sid=00007582. To access the web cast, you will need to have the Windows Media Player on your desktop. For the free download of the Media Player please visit: http://www.microsoft.com/windows/windowsmedia/en/download/default.asp.

About Biostar Pharmaceuticals, Inc.

Biostar Pharmaceuticals, Inc., through its wholly owned subsidiary in China, develops, manufactures and markets pharmaceutical products for a variety of diseases and conditions. The Company's most popular product is its Xin Aoxing Oleanolic Acid Capsule, an over-the-counter ("OTC") medicine for chronic hepatitis B, a disease affecting approximately 10% of the Chinese population. In addition to its hepatitis product, Biostar manufactures two broad-based OTC products and two prescription-based pharmaceuticals. The Company has adopted international standards, holds one patent and is in the process of applying for two patents.

Safe Harbor

Certain statements in this release concerning our future growth prospects are forward-looking statements, within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, which involve a number of risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. The risks and uncertainties relating to these statements include, but are not limited to, risks and uncertainties regarding the success of our investments, risks and uncertainties regarding fluctuations in earnings, our ability to sustain our previous levels of profitability including on account of our ability to manage growth, intense competition, wage increases in China, our ability to attract and retain highly skilled professionals, time and cost overruns on fixed-price, fixed-time frame contracts, client concentration, our ability to successfully complete and integrate potential acquisitions, withdrawal of governmental fiscal incentives, political instability and regional conflicts and legal restrictions on raising capital or acquiring companies outside China. Additional risks that could affect our future operating results are more fully described in our United States Securities and Exchange Commission filings including our S-1 dated June 27, 2008, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, our 10-K for the year ended December 31, 2009, and other recent filings. These filings are available at www.sec.gov . We may, from time to time, make additional written and oral forward-looking statements, including statements contained in our filings with the Securities and Exchange Commission and our reports to shareholders. We do not undertake to update any forward-looking statements that may be made from time to time by or on our behalf.

    For further information, contact:

     Ms. Elaine Zhao, CFO
     Tel: +1-626-456-2789
     Email: elainezhao@biostarpharmaceuticals.com

     John Mattio
     HC International, Inc.
     Tel: US +1-914-669-5340
     Email: john.mattio@hcinternational.net
     Web: http://www.hcinternational.net

Source: Biostar Pharmaceuticals, Inc.